UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2010
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada		V6E 2R1
(Address of principal executive offices)		(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Entry into Loan Agreement

On November 22, 2010, Canyon Copper Corp. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Anthony Harvey, its Chief Executive Officer, Chairman and member of its Board of Directors, whereby Mr. Harvey loaned $75,000 (CDN) to the Company. The loan is due on or before May 22, 2012 and incurs interest at a rate of 15% per annum, payable upon maturity.

The above summary is qualified in its entirety by reference to the full text of the loan agreement and the promissory note, copies of which are filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment To Articles Of Incorporation

Effective November 24, 2010, the Company amended its Articles of Incorporation in accordance with Article 78.207 of Chapter 78 of the Nevada Revised Statutes by decreasing its issued and authorized common stock on a 79-for-100 basis (the “Reverse Split”). Accordingly, the authorized capital of common stock has been decreased from 166,666,666 shares, par value $0.00001 per share, to 131,666,666 shares, par value $0.00001 per share. As a result of the Reverse Split, the number of shares of the Company's common stock outstanding was decreased correspondingly from 78,390,307 to 61,928,359 shares.

A copy of the Company’s filed stamped Certificate of Change to its authorized capital is attached as an exhibit to this report.

SECTION 7 – REGULATION FD

ITEM 7.01           REGULATION FD DISCLOSURE

New Stock Symbol

As a result of the Reverse Split, effective November 24, 2010, the Company's trading symbol changed from “CNYC” to “CNYCD”. The “D” will be removed from the Company’s trading symbol 20 business days from the effective date of the Reverse Split.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Change Pursuant to NRS 78.209 decreasing the authorized capital of common stock to 131,666,666 shares, par value $0.00001 per share.

10.1	Loan Agreement dated November 22, 2010 between Canyon Copper Corp. and Anthony Harvey.

10.2	Promissory Note dated November 22, 2010 between Canyon Copper Corp. and Anthony Harvey for the loan of $75,000 (CDN).

99.1	Press Release dated November 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: November 29, 2010
	By:	/s/ Benjamin Ainsworth

BENJAMIN AINSWORTH
President